Income Taxes	3 Months Ended	12 Months Ended
	Mar. 29, 2026	Dec. 28, 2025
Income Taxes [Abstract]
Income Taxes

(12) Income Taxes

The Company’s income tax expense for interim periods is computed using an estimated annual effective tax rate applied to year-to-date ordinary income or loss, adjusted for the tax effects of discrete items recognized in the period in which they occur.

The Company recognized an income tax benefit of $0.6 million and nil in the thirteen week periods ended March 29, 2026, and March 30, 2025, respectively.

The Company’s effective tax rate was 10.4% and nil for the thirteen week periods ended March 29, 2026, and March 30, 2025, respectively. The effective tax rate for the thirteen week period ended March 29, 2026 differs from the U.S. statutory rate of 21.0% primarily because of permanent differences due to fair value adjustments and the valuation allowance against most of the deferred tax assets. The effective tax rate for the thirteen week period ended March 30, 2025 differs from the U.S. statutory rate of 21.0% primarily because of permanent differences due to fair value adjustments, share-based compensation related to stock options, non-deductible meals and entertainment, and state taxes.

As a result of the Company’s history of net operating losses, the Company has provided a full valuation allowance against its deferred tax assets. During the thirteen week period ended March 29, 2026, the Company recorded a $0.8 million decrease in its valuation allowance primarily related to recognition of deferred tax liabilities in connection with the Cobalt acquisition.

As of the thirteen week periods ended March 29, 2026 and March 30, 2025, the Company had no unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits as a component of income tax expense.

(13) Income Taxes

The Company’s loss from continuing and discontinued operations before provision for income taxes for the fiscal years ended December 28, 2025 and December 29, 2024, was as follows (in thousands):

	Fiscal Year Ended
	December 28, 2025	December 29, 2024
Domestic	$(42,676)	$(54,444)
Foreign	—	—
Loss from continuing operations before income taxes	$(42,676)	$(54,444)

Loss from discontinued operations before income taxes	$(1,100)	$(2,007)

The components of income tax benefit from continuing and discontinued operations were as follows (in thousands):

	Fiscal Year Ended
	December 28, 2025	December 29, 2024
Current income tax expense
Federal	$—	$—
State	278	—
Total current income tax expense	278	—

Deferred income tax expense
Federal	1,200	—
State	100	—
Total deferred income tax expense	1,300	—
Income tax expense from continuing operations	$1,578	$—

Income tax expense as a component of discontinued operations	$—	$—

The Company adopted ASU 2023-09 prospectively for the fiscal year ended December 28, 2025. The following table presents required disclosure pursuant of ASU 2023-09 and reconciles the Company’s federal statutory tax amount and rate, based on its results from continuing operations, to its actual effective amount and rate:

	Dollars (in thousands)	Effect on Effective Tax Rate
Federal tax (benefit) at statutory rate	$(8,962)	$21.0%
State income taxes, net of federal tax benefit (1)	378	(0.9)
Foreign tax effects	—	—
Tax law changes	—	—
Effect of cross-border tax laws	—	—
Tax credits	—	—
Valuation allowance	11,328	(26.6)
Nondeductible items	—	—
Warranty liability	588	(1.4)
Other nondeductible items	276	(0.6)
Changes in unrecognized tax benefits	—	—
Deferred tax true-up	(2,030)	4.8
Total provision	$1,578	$(3.7)%

(1)	State taxes in California made up the majority (greater than 50 percent) of the tax effect in this category.

The following table represents the required disclosures prior to the Company’s adoption of ASU 2023-09 and is a reconciliation of the Company’s income tax applied at the federal statutory income tax rate compared to the income tax provision reported on its consolidated statements of operations for continuing operations. (in thousands):

Fiscal Year Ended
December 29, 2024
Statutory federal income tax	$(11,433)
State income taxes, net of federal tax benefits	(2,444)
Stock compensation	1,102
Fair value adjustments	(980)
Nondeductible items	1,332
Debt extinguishment	(6,571)
Foreign earnings taxed at different rates	—
Forward purchase agreements	—
Effect of changes in tax rates	706
Prior year adjustments	2,058
Valuation allowance	16,171
Other	59
Tax Provision	$—

Significant components of deferred tax assets and liabilities are as follows. (in thousands):

	As of
	December 28,	December 29,
	2025	2024
Deferred income tax assets
Net operating loss	$35,792	$34,749
Debt derivatives	27,508	24,591
Bad debt reserve	10,543	431
Stock based compensation	769	452
Lease liability	1,657	1,512
Other reserves	4,633	3,381
Interest expense carryover	7,267	7,005
Intangibles	1,447	1,279
Capitalized research and development	705	824
Other	2,556	3,336
Total	92,877	77,560
Valuation allowance	(70,253)	(55,714)
Net deferred tax assets	22,624	21,846
Deferred income tax liabilities
Convertible loan discount	(21,731)	(19,175)
Other	(2,193)	(2,671)
Total deferred tax liabilities	(23,924)	(21,846)
Net deferred tax liability	$(1,300)	$—

Management regularly assesses its ability to realize deferred tax assets recorded based upon the weight of available evidence, including such factors as recent earnings history and expected future taxable income on a jurisdiction by jurisdiction basis. In the event that the Company changes its determination as to the amount or realizable deferred tax assets, the Company will adjust its valuation allowance with a corresponding impact to the provision for income taxes in the period in which such determination is made. The Company’s management believes that, based upon a number of factors, it is more likely than not that all or some portion of the deferred tax assets will not be realized. Accordingly, for the fiscal years ended December 28, 2025 and December 29, 2024, the Company provided a valuation allowance against its U.S. net deferred tax assets of $70.3 million and $55.7 million, respectively. The net change in the valuation allowance was an increase of $14.6 million and $17.3 million in the fiscal years ended December 28, 2025 and 2024, respectively.

As of December 28, 2025, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $131.4 million and $114.8 million, respectively. Excluding $115.3 million of federal net operating losses which carryforward indefinitely, the net operating loss carryforwards will expire between 2030 and 2044.

The Internal Revenue Code (“IRC”) of 1986, as amended, imposes restrictions on the utilization of net operating losses in the event of an “ownership change” of a corporation. Accordingly, a company’s ability to use net operating losses may be limited as prescribed under IRC Section 382. Events which may cause limitations in the amount of the net operating losses that the Company may use in any one year include, but are not limited to, a cumulative ownership change of more than 50% over a three-year period. Utilization of the federal and state net operating losses may be subject to substantial annual limitation due to the ownership change limitations provided by IRC Section 382 and similar provisions. Such limitations may result in the expiration of these carryforwards before their utilization. The Company’s acquired net operating loss carryforwards have been reduced based on the estimated amount which will be lost due to these limitations. If the Company has experienced subsequent ownership changes, the Company’s losses may be further limited, which may result in the expiration of net operating losses before utilization. To date, Company has not yet completed a Section 382 ownership change analysis. During the fiscal year ended December 29, 2024, the Company had undergone restructuring and strategic transformation, including the completion of the SunPower Businesses. As a result of the change in facts and lack of certainty regarding the acquired losses of the legacy Solaria business, the Company wrote off the remaining acquired net operating losses as the Company does not intend to pursue the potential tax benefits as it believes those benefits will be lost due to the continuation of business enterprise rules. As a result, the corresponding uncertain tax position was also reversed as the Company does not intend to pursue utilization of those attributes.

The Company files income tax returns in the U.S for federal and various state jurisdictions as well as foreign jurisdictions each of which have varying statutes of limitations. The Company is in the process of filing returns for prior years, and the penalties related to the delinquent filings are not material. Due to the history of losses, the Company’s tax years remain open for examination by all tax authorities since inception. The Company is not currently under examination in any tax jurisdictions.

The Company has no unrecognized tax benefits as of December 28, 2025 and December 29, 2024, respectively. The reversal of the uncertain tax benefits would not affect the Company’s effective tax rate to the extent that it continues to maintain a full valuation allowance against its deferred tax assets. As outlined above, the reduction in the uncertain tax positions during the fiscal year ended December 29, 2024, is a result of the Company’s decision to forgo the right to certain acquired attributes for which the Company does not intend to claim any tax benefits.

The Company applies the provisions set forth in FASB ASC Topic 740, Income Taxes, to account for the uncertainty in income taxes. In the preparation of income tax returns in federal and state jurisdictions, the Company asserts certain tax positions based on its understanding and interpretation of income tax laws.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (in thousands):

	Fiscal Year Ended
	December 28, 2025	December 29, 2024
Unrecognized tax benefits as of beginning of year	$—	$53,153
Increases related to prior year tax positions	—	—
Increases related to current year tax positions	—	—
Decreases related to prior year tax positions	—	(53,153)
Unrecognized tax benefits as of end of year	$—	$—

The Company recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in its consolidated statements of operations and comprehensive loss. Accrued interest and penalties are included as part of income tax payable in the consolidated balance sheets. No accrued interest or penalties have been recorded for the fiscal years ended December 28, 2025 and December 29, 2024.

The Company did not pay any federal, state or foreign income taxes during the fiscal year ended December 28, 2025.

The Company has not provided U.S. income or foreign withholding taxes on the undistributed earnings of its foreign subsidiary as of December 28, 2025 or December 29, 2024, as there are no undistributed earnings within the foreign subsidiaries, which were inactive throughout the years ended December 28, 2025 and December 29, 2024.

The OBBBA enacted on July 4, 2025 contains significant changes to corporate taxation, including accelerated deductions for capital expenditures, expensing of research and development costs incurred in the U.S., and increased deductibility of interest expense. As the Company maintains a full valuation allowance against its deferred tax assets, any adjustments to the gross value of these assets resulting from the enactment of the OBBBA were offset by a corresponding change in the valuation allowance, resulting in no net impact to the consolidated financial statements. The Company will continue to monitor the impact of the OBBBA as additional guidance is issued and further provisions become effective in future periods.